UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2009

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (3) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) fluctuations in real estate values; (8) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (9) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (10) our ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (15) changes in accounting principles, policies or guidelines; (16) our future acquisitions of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer August, 2009 NASDAQ: MBFI Investor Presentation

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (3) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) fluctuations in real estate values; (8) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (10) our ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (15) changes in accounting principles, policies or guidelines; (16) our future acquisitions of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

Who Are We? Financial profile1: $8.4bn in assets $6.3bn in loans $6.2bn in deposits Rapidly growing Commercial Bank serving middle market companies: Over 100 calling officers with 20+ years average experience Retail and Wealth Management business lines support our commercial bank Expanding, desirable branch network 74 full service Chicagoland branches Strategically located to have access to 79% of middle market companies 4th largest Chicago-based bank Opportunistic acquisitions add scale, capabilities and market share 1 As of June 30, 2009. Chicago MSA

Commercial Banking Largest, most developed business unit, drives company performance Loans to middle-market companies with revenues ranging from $5 to $100mm Treasury Management products for all company sizes Double digit organic growth Focused on: Middle-market business financing Treasury management Lease banking 1 +15% CAGR $1,081 $1,190 $1,416 $1,709 $1,977 $2,656 $2,819 $3,111 $3,142 $717 $775 $848 $944 $1,039 $1,413 $1,877 $2,172 $2,266 $1,798 $1,965 $2,264 $2,653 $3,016 $4,069 $5,283 $5,408 $4,696 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2001 2002 2003 2004 2005 2006 2007 2008 2Q 2009 Millions Commercial and Industrial (including lease loans) Commercial Real Estate (including construction real estate)

Loan Composition June 30, 2009 Total: $6.3 Billion Source: Company filings Note: Loan composition consists of GAAP data. Construction, 11% Commercial Real Estate, 38% 1-4 family, 4% Other, 4% Commercial leases, 13% Commercial loans, 23% Home equity, 7%

Composition of Nonperforming Loans 1 Represents number of borrowers $10.0 million or more 6/30/2009 ($000s) Commercial and Lease Loans Construction Real Estate Loans Commercial Real Estate Loans Consumer Loans Total Loans Number1 Amount Number1 Amount Number1 Amount Amount Amount $10.0 million or more - $- 2 $32,456 1 $13,627 $- $46,083 $5.0 million to $9.9 million 1 $7,530 8 60,824 - - - 68,354 $1.5 million to $4.9 million 6 $18,571 12 42,950 2 6,103 1,875 69,499 Under $1.5 million 29 $10,086 15 11,220 33 10,558 11,881 43,745 36 $36,187 37 $147,450 36 $30,288 $13,756 $227,681 Percentage of individual loan category 1.60% 20.41% 1.25% 1.47% 3.59% 3/31/2009 ($000s) Commercial and Lease Loans Construction Real Estate Loans Commercial Real Estate Loans Consumer Loans Total Loans Number1 Amount Number1 Amount Number1 Amount Amount Amount $10.0 million or more - $- 3 $45,807 1 $13,625 $- $59,432 $5.0 million to $9.9 million 5 31,846 9 60,064 - - - 91,910 $1.5 million to $4.9 million 5 13,178 8 31,583 2 6,103 - 50,864 Under $1.5 million 15 4,955 9 7,002 15 3,870 11,504 27,331 25 $49,979 29 $144,456 18 $23,598 $11,504 $229,537 Percentage of individual loan category 2.23% 18.89% 1.00% 1.22% 3.63% Change 11 $(13,792) 8 $2,994 18 $6,690 $2,252 $(1,856)

Construction Loss Reserves by Risk Category and Type

As of June 30, 2009
(Dollars in thousands)

	Risk Category							
	Non-Performing Loans (NPLs)		Potential Problem and and Other Watch List Loans		Pass Loans		Total	
	Amount	% of Loan Balance Reserved	Amount	% of Loan Balance Reserved	Amount	% of Loan Balance Reserved	Amount	% of Loan Balance Reserved
Residential construction related credits								
Unimproved land	$ -	-	$ 1,600	10%	$ 3,924	2%	$ 5,524	4%
Improved lots and single family construction	76,181	41%	41,352	6%	47,054	2%	164,587	21%
Condos	13,666	31%	88,807	10%	62,889	2%	165,362	9%
Apartments	695	10%	16,332	7%	18,465	3%	35,492	5%
Townhomes	25,287	35%	6,868	10%	14,340	2%	46,495	21%
Total residential construction related credits	115,829	38%	154,959	8%	146,672	2%	417,460	15%
Commercial construction related credits								
Unimproved land	$ -	-	$ 1,493	6%	$ 906	0%	$ 2,399	4%
Improved lots and construction	26,680	18%	6,036	10%	33,058	1%	65,774	8%
Industrial	-	-	8,640	6%	26,892	2%	35,532	3%
Office and Retail	4,941	70%	30,694	8%	91,895	1%	127,530	5%
Schools	-	-	-	-	47,038	2%	47,038	2%
Medical	-	-	-	-	26,666	5%	26,666	5%
Total commercial construction related credits	31,621	26%	46,863	8%	226,455	2%	304,939	5%
Total construction loans	$ 147,450	36%	$ 201,822	8%	$ 373,127	2%	$ 722,399	11%

After factoring in partial charge-offs taken on non-performing residential construction loans, the percentage of loan balance reserved increases from 38% to 45%. Factoring in partial charge-offs taken on non-performing construction loans in total, the percentage of loan balance reserved increases from 36% to 41%.

Source: Company filings

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mb

Retail Banking +12% CAGR Retail Banking provides much of the funding for our commercial lending business Provides 59% of our deposits Generates 15% of our loans Excellent Chicagoland branch footprint Key differentiation attributes Convenience – Extended branch hours and open 7 days/week in many branches ATM Freedom – Qualifying customers can use any ATM in the world at no cost Extended deposit cut-off times – Accelerates cash availability 2009 objectives Grow low cost account balances Improve deposit mix Improve debit card revenue All Deposits $431 $456 $552 $623 $641 $924 $876 $960 $1,152 $496 $490 $620 $713 $636 $1,041 $1,263 $1,465 $1,531 $325 $352 $448 $523 $469 $474 $368 $448 $1,202 $1,316 $1,396 $1,568 $1,545 $2,572 $2,506 $2,838 $2,492 $615 $570 $478 $865 $611 $391 $2,577 $2,780 $3,176 $3,699 $3,906 $5,581 $5,514 $6,496 $6,234 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2001 2002 2003 2004 2005 2006 2007 2008 2Q2009 Millions Brokered CDs Time & Public Funds Savings NOW & MMDA Non-Interest Bearing Total

Source: Company filings Note: Deposit composition consists of GAAP data. Total: $6.2 Billion Deposit Composition June 30, 2009 Non-interest bearing, 18% Money market and NOW, 25% Savings, 7% Time and public funds, 40% Brokered deposits, 10%

Strong Position in One of the Nation’s Leading MSAs Chicago MSA Rankings Source: SNL DataSource. Data as of June 30, 2008. Includes pending acquisitions through August 16, 2009 1 Rank Institution Branches Total Deposits in Market ($mm) Total Market Share (%) 1 JPMorgan Chase 478 42,193 15.5 2 Bank of America 201 36,148 13.3 3 Harris (Bank of Montreal) 212 26,256 9.7 4 Northern Trust 19 12,239 4.5 5 PNC Financial Services 140 11,824 4.4 6 Fifth Third 173 8,401 3.1 7 Corus Bankshares 14 8,016 3.0 8 Citigroup 74 7,662 2.8 9 Wintrust Financial 77 7,300 2.7 10 MB Financial 74 6,171 2.2 11 Charter One (Royal Bank of Scotland) 132 5,697 2.1 12 PrivateBancorp 8 5,163 1.9 13 First Midwest 87 5,147 1.9 14 TCF Financial 213 3,331 1.2 15 FBOP 33 3,085 1.1 All Other Institutions 82,976 30.6 MSA Total 3,346 271,610 100.0

Wealth Management Private Banking Targets wealthy individuals and business owners Rapidly growing, with profitability metrics similar to Commercial Banking Asset Management, Trust and Cedar Hill Wealth Management Target market Wealthy individuals Middle market business owners and their families, 401(k) plans Illinois police and fire retirement funds Guardianships Vision Investment Services Focused on providing brokerage services through our branch network Improving profitability $0.7 $3.0 $0.7 $1.4 $1.5 $1.7 $3.2 $3.3 $3.0 $0.4 $0.3 $0.2 $0.6 $0.6 $0.8 $1.1 $1.1 $0.5 $0.8 $0.9 $0.9 $1.9 $2.2 $2.1 $2.1 $1.0 $0.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2001 2002 2003 2004 2005 2006 2007 2008 2Q2009 Assets Under Management (Billions) Managed Assets Non-Discretionary Assets

Market Dislocation May Create In-Market Opportunities At least 54 of these banks are experiencing credit stress, with a Texas Ratio greater than 50%. At least 50 of these banks have a non-performing assets to total assets ratio greater than 5%. Notes: (1) Texas Ratio = Non-performing assets divided by (tangible equity plus allowance for loan losses). (2) Median of Chicago peers. Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore Financial, Inc., First Midwest Bancorp, Inc., Midwest Banc Holdings, Inc., Old Second Bancorp, Inc., PrivateBancorp, Inc., Taylor Capital Group, Inc., and Wintrust Financial Corp. Source: SNL Financial, Company filings as of June 30, 2009. 170 Banks with Assets Greater than $100mm MB Financial’s competitive advantage Chicago peers2 MB rank: 1 of 8 MB rank: 3 of 8 MB rank: 2 of 8 4.5% 5.7% Tangible Common Equity / Tangible Assets 2.9% 4.3% NPAs/Assets Texas Ratio Frequency 1 26 17 24 103 0 25 50 75 100 125 >= 100% >= 75% And < 100% >= 50% And < 75% < 50% Number of Local Banks MB is here (29%) 15% 10% 14% 61% 80% 52% Reserves to NPL's NPAs / Assets Frequency 25 41 37 67 0 25 50 75 100 125 >= 10% >= 5% And < 10% >= 3% And < 5% < 3% Number of Local Banks 15% 24% 22% 39% MB is here (2.92%)

Disciplined Acquirer and Experienced Integrator

2000 2002 2004 2006 2008 2009

FSL Holdings (Chicago, IL)
- February 8, 2001
- $41mm all cash

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

LaSalle Systems Leasing, Inc.
- April 12, 2002
- $40mm all cash

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

First Security Fed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $83mm cash
- Acquired $501mm in assets and $314mm in deposits

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $304mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC assisted deal
- Entered into a loss-sharing agreement with the FDIC on all purchased assets

Source: SNL Financial, Company filings

12

MB Financial Acquires All deposits of Heritage Community Bank with Minimal Credit Exposure Source: SNL Financial, company filings Note: Financial data as of December 31, 2008 ¹ Credit exposure after loss sharing agreement of $16.4mm – asset discount of $14.5mm Transaction overview Key transaction metrics Chicago MSA On February 27, 2009, Heritage Community Bank, Glenwood, Illinois, was closed; FDIC was appointed receiver MBFI assumed all of the deposits of Heritage Community Bank ($214mm) at a premium of $2.1mm and all assets ($226mm) at a discount of $14.5mm The FDIC will reimburse MBFI for 80% of charge-offs up to $51.8mm and 95% over $51.8mm Loss-sharing starts from dollar one 90-day option to purchase the Bank’s owned premises and equipment or assume leases on the leased branches Immediately accretive to MBFI Minimal loss exposure McHenry Lake DeKalb Kane DuPage Cook Will Kendall Grundy La Salle At announcement ($mm) Assets acquired $2 26 Loans acquired 17 3 Effective credit exposure¹ 2 Asset premium ( discount ) (14) Deposits acquired 214 Core 210 Core deposit intangibles created 2

Net Interest Margin and Historical Credit Spreads* Credit spreads are a leading indicator of our net interest margin We have seen significantly better credit spreads on new and renewed loans in 2009 Both retail and wholesale deposit pricing became more rational in 2009 * Bloomberg Industrial Composite one year rates to twelve month Libor. 3.71% 3.99% 3.80% 3.77% 3.74% 3.51% 3.32% 3.16% 3.01% 3.18% -1% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 2001 2002 2003 2004 2005 2006 2007 2008 1Q 2009 2Q 2009 NIM A to LIBOR BBB to LIBOR BB to LIBOR

Composition of Total Revenue First Half 2009 Fee Income1 29.4% of Total Revenue1 Focus on growing fee income Diversification of revenue streams is important to us Likely expansion areas include deposit fees, trust and asset management and leasing Net Interest Income 70.6% of Total Revenue1 Deposit Service Fees 8.2% Lease Financing Revenues 5.4% Trust and Asset Mgmt and Brokerage Fees 5.1% Merchant Processing Fees2 5.2% Loan Service Fees 2.2% All Other Fees 3.3%1 1 Excludes gain on sale of securities and loss on sale of other assets. 2 The Company sold its Merchant Card Processing business on August 10, 2009

Operating Efficiency Striving to cut expenses and improve our operating leverage 1 Annualized. 1 Net Non-interest Expense to Average Assets 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2001 2002 2003 2004 2005 2006 2007 2008 2Q 2009 Efficiency Ratio 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2001 2002 2003 2004 2005 2006 2007 2008 2Q 2009

MB has Achieved Steady Growth Despite Challenging Market Conditions . . . Source: Company filings, SNL Financial 1 Core Revenue = net interest income + other income less any non-core revenue, such as net gain (loss) on sale of securities available for sale and net gain (loss) on sale of assets 2 Median of Chicago peers. Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore Financial, Inc., First Midwest Bancorp, Inc., Midwest Banc Holdings, Inc., Old Second Bancorp, Inc., PrivateBancorp, Inc., Taylor Capital Group, Inc., and Wintrust Financial Corp. 3 Annualized core revenue and net interest income 2003-2009: 9.6% CAGR 2003-2009: 10.1% CAGR Core Revenue ($mm) Net interest income ($mm) 3.80% 3.64% 3.77% 3.51% 3.74% 3.55% 3.51% 3.41% 3.32% 3.23% 3.16% 2.96% 3 3 2.76% 3.10% 2 1 Net interest margin $131 $149 $169 $188 $212 $221 $233 $109 $117 $128 $132 $116 $95 $96 2003 2004 2005 2006 2007 2008 2009 $190 $209 $230 $259 $303 $321 $330 $116 $116 $123 $141 $154 $204 $144 2003 2004 2005 2006 2007 2008 2009 MBFI Chicago Peers

Credit Metrics Compare Favorably to Local Peers Source: SNL Financial, Company filings ¹ Nonperforming assets include loans 90+ days past due & accruing 2 Median of Chicago peers. Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore Financial, Inc., First Midwest Bancorp, Inc., Midwest Banc Holdings, Inc., Old Second Bancorp, Inc., PrivateBancorp, Inc., Taylor Capital Group, Inc., and Wintrust Financial Corp. NPAs¹/Assets Reserves/Loans (%) Construction Loans/Total Loans Reserves/NPLs 2 2 2 2 1.45% 1.71% 2.57% 2.92% 1.91% 2.36% 3.61% 4.29% 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 12% 12% 11% 15% 14% 14% 12% 15% 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 1.46% 2.31% 2.86% 2.05% 2.50% 2.84% 1.77% 1.37% 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 76% 67% 63% 52% 78% 99% 80% 45% 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 11.6% 10.5% 11.7% 10.7% 14.1% 13.1% 13.5% 12.6% 2008Q2 2008Q3 2008Q4 2009Q1

MB has Maintained Stronger Capital Levels than Peers TCE/TA TCE/RWA Tier 1 Ratio Total Capital Ratio Source: SNL Financial, Company filings. Information not yet available for regulatory data as of June 30, 2009. 1 Median of Chicago peers. Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore Financial, Inc., First Midwest Bancorp, Inc., Midwest Banc Holdings, Inc., Old Second Bancorp, Inc., PrivateBancorp, Inc., Taylor Capital Group, Inc., and Wintrust Financial Corp. 1 1 1 1 6.1% 5.6% 5.1% 5.7% 4.9% 4.6% 4.6% 4.5% 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 9.6% 8.2% 11.5% 9.6% 12.1% 10.1% 8.7% 10.2% 2008Q2 2008Q3 2008Q4 2009Q1 MBFI Chicago Peers 7.4% 7.1% 6.5% 5.5% 5.5% 5.3% 7.3% 6.8% 2008Q2 2008Q3 2008Q4 2009Q1 MBFI Chicago Peers

Summary Premier middle market franchise in Chicago MSA Well-diversified core revenue base with stable growth Conservative credit management Well positioned for opportunistic acquisitions in core geographies Strong and experienced management team

Non-GAAP Disclosure Reconciliations

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest income on a fully tax equivalent basis, net interest margin on a fully tax equivalent basis; efficiency ratio and ratio of annualized net non-interest expense to average assets, with net gains and losses on securities available for sale excluded from the non-interest income components and the FDIC special assessment expense excluded from the non-interest expense components of these ratios; ratios tangible common equity to risk weighted assets and tangible common equity to assets ratio. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management also believes that by excluding net gains and losses on securities available for sale from the non-interest income component and excluding the FDIC special assessment expense from other non-interest expense of the efficiency ratio and the ratio of annualized net non-interest expense to average assets, these ratios better reflect our core operating performance. The other measures exclude the ending balances of acquisition-related goodwill and other intangible assets, net of tax benefit, in determining tangible stockholders' equity. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management's success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:

	2001	2002	2003	2004	2005	2006	2007	2008	1Q 2009	2Q 2009
Net interest margin	3.62%	3.93%	3.72%	3.67%	3.62%	3.40%	3.20%	3.03%	2.88%	3.05%
Plus: Tax equivalent effect	0.08%	0.06%	0.08%	0.10%	0.12%	0.11%	0.12%	0.13%	0.13%	0.13%
Net interest margin, fully tax equivalent	3.70%	3.99%	3.80%	3.77%	3.74%	3.51%	3.32%	3.16%	3.01%	3.18%

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Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible common equity to shareholders’ common equity (in thousands): September 30, December 31, March 31, June 30, 2008 2008 2009 2009 889,521 $ 875,799 $ 841,477 $ 856,141 $ Less: goodwill 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 17,348 16,754 17,545 16,897 485,104 $ 471,976 $ 436,863 $ 452,175 $ Common stockholders' equity - as reported Tangible common equity

Non-GAAP Disclosure Reconciliations (continued) Annualized Net Non-interest Expense to Average Assets Calcualtion Three Months Ended June, 30 2001 2002 2003 2004 2005 2006 2007 2008 2009 Non-interest expense 104,372 $ 84,913 $ 109,751 $ 119,518 $ 133,511 $ 159,075 $ 206,836 $ 200,787 $ 58,466 $ Adjustment for FDIC special assessment - - - - - - - - 3,850 Non-interest expense - as adjusted 104,372 84,913 109,751 119,518 133,511 159,075 206,836 200,787 54,616 Other income 22,767 37,100 62,574 63,287 60,079 71,320 99,904 98,466 29,082 Less net gains (losses) on securities available for sale 669 1,760 787 (399) (2,077) (445) (3,744) 1,130 4,093 Other income - as adjusted 22,098 35,340 61,787 63,686 62,156 71,765 103,648 97,336 24,989 Net non-interest expense 82,274 $ 49,573 $ 47,964 $ 55,832 $ 71,355 $ 87,310 $ 103,188 $ 103,451 $ 29,627 $ Average assets 3,422,460 3,658,853 4,173,308 4,801,161 5,518,137 6,602,070 7,910,610 8,240,344 8,701,857 Annualized net non-interest expense to average assets 2.40% 1.35% 1.15% 1.16% 1.29% 1.32% 1.30% 1.26% 1.37% Annualized net non-interest expense to average assets (without adjustments) 2.38% 1.31% 1.13% 1.17% 1.33% 1.33% 1.35% 1.24% 1.35% Efficiency Ratio Calculation Three Months Ended June, 30 2001 2002 2003 2004 2005 2006 2007 2008 2009 Non-interest expense 104,372 $ 84,913 $ 109,751 $ 119,518 $ 133,511 $ 159,075 $ 206,836 $ 200,787 $ 58,466 $ Adjustment for FDIC special assessment - - - - - - - - 3,850 Non-interest expense - as adjusted 104,372 84,913 109,751 119,518 133,511 159,075 206,836 200,787 54,616 Net interest income 104,982 121,128 131,243 148,705 168,833 188,179 212,306 220,888 59,389 Tax equivalent adjustment 2,542 1,959 2,764 4,211 5,185 6,191 7,728 9,890 2,496 Net interest income on a fully tax equivalent basis 107,524 123,087 134,007 152,916 174,018 194,370 220,034 230,778 61,885 Plus other income 22,767 37,100 59,492 63,287 60,079 71,320 99,904 98,466 29,082 Less net gains (losses) on securities available for sale 669 1,760 787 (399) (2,077) (445) (3,744) 1,130 4,093 Net interest income plus non-interest income - as adjusted 129,622 158,427 192,712 216,602 236,174 266,135 323,682 328,114 86,874 Efficiency ratio 80.52% 53.60% 56.95% 55.18% 56.53% 59.77% 63.90% 61.19% 62.87% Efficiency ratio (without adjustments) 81.70% 53.66% 57.54% 56.38% 58.32% 61.30% 66.25% 62.87% 66.08% Year Ended December 31, Year Ended December 31,

Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer August, 2009 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 14th day of August, 2009.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)